SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 21, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                    44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

On January 21, 2004, Kansas City Southern ("KCS" or "Company") announced that on January 20, 2004, TFM, S.A. de C.V. ("TFM") was served with an official letter notifying TFM of the Mexican Government's findings and conclusions arising from its tax audit of TFM's tax return for the fiscal year ended December 31, 1997. See the Press Release attached hereto as Exhibit 99.1 for further information.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                                 DOCUMENT
              (99)                                        Additional Exhibits

              99.1                                        Press Release issued
                                                          by Kansas City
                                                          Southern dated January
                                                          21, 2004 entitled,
                                                          "KCS Announces TFM
                                                          Receipt of 1997 Tax
                                                          Audit Summary," is
                                                          attached hereto as
                                                          Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern


Date: January 21, 2004             By:      /S/ RONALD G. RUSS
                                      ----------------------------------
                                               Ronald G. Russ
                            Executive Vice President and Chief Financial Officer

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU

    DATE:             JANUARY 21, 2004

    CONTACT:          William H. Galligan                    Phone: 816/983-1551
                      william.h.galligan@kcsr.com


               KCS ANNOUNCES TFM RECEIPT OF 1997 TAX AUDIT SUMMARY

Kansas City Southern (KCS) (NYSE:KSU) announced today that TFM, S.A. de C.V. ("TFM") was served on January, 20, 2004 with an official letter notifying TFM of the Mexican Government's findings and conclusions arising from its tax audit of TFM's tax return for the fiscal year ended December 31, 1997 ("Tax Audit Summary"). In the Tax Audit Summary, the Mexican Government notified TFM of its conclusion that the documentation provided by TFM in support of the value added tax payment and depreciation of the TFM Concession Title and the assets reported on TFM's 1997 tax return do not comply with the formalities required by the applicable tax legislation. The Tax Audit Summary also creates a provisional administrative attachment of the value added tax refund certificate received by TFM on January 19, 2004 from the Mexican Federal Treasury in the amount of 2,111,111,790.00 pesos.

By the terms of the Tax Audit Summary, TFM has 20 business days to present evidence to the Mexican Government in support of its position. KCS is currently reviewing the Tax Audit Summary with its legal advisors and with TFM officers. KCS will, following the completion of its legal review of the Tax Audit Summary, take the appropriate actions to support TFM's right to claim on its 1997 tax return depreciation and tax credits arising from the Northeast Railroad Company's, TFM's predecessor in interest, purchase of the assets and concession title from the Mexican National Railway Company as part of the privatization of the Mexican national railway system in 1997.

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.


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